EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre); funds from operations (FFO); adjusted funds from operations (AFFO); interest expense, adjusted; liquidity; net debt; net operating income (NOI); and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measure of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 24, 2021. Certain statements contained herein, other than historical fact, including the anticipated completion of the Tucson Healthcare Facility IV, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and to the anticipated development property. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the company’s expectations, and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the company’s control and could materially affect the company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of our 2020 Annual Report on Form 10-K. The company undertakes no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q1 2021 See the glossary for a description of the company's non-GAAP financial and operating metrics.

Q1 2021

Supplemental Information as of March 31, 2021

Section	Page
Quarterly Financial Summary	3
Financial Statistics and Ratios	4
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Comprehensive Income (Loss)	6
FFO and AFFO	7
EBITDA and EBITDAre	8
Net Operating Income (NOI)	9
Same Store NOI and Occupancy Trends	10
Debt	11
Acquisitions and Dispositions	12
Property Map	13
Diversification Statistics	14
Portfolio	20
Glossary	25

Corporate Address

4890 W. Kennedy Blvd
Suite 650
Tampa, FL 33609

Transfer Agent

DST Systems, Inc.
P.O. Box 219359
Kansas City, MO 64121-9359

Contact Information

Investor Support
833-404-4107

www.silarealtytrust.com


Tempe Data Center


Overland Park Healthcare Facility


Houston Data Center


Houston Healthcare Facility III

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Sila realty trust
Q1 2021

Quarterly Financial Summary

(dollars in thousands, except share data and per share amounts)

The following tables summarize the company's quarterly financial results and portfolio metrics.

Financial Results

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Rental revenue	$ 67,895	$ 67,809	$ 70,667	$ 68,875	$ 69,185
Net income attributable to common stockholders	$ 2,882	$ 14,748	$ 5,264	$ 11,095	$ 5,669
Net income attributable to common stockholders per basic and diluted share	$ 0.01	$ 0.07	$ 0.02	$ 0.05	$ 0.03
EBITDAre	$ 51,406	$ 52,042	$ 46,815	$ 47,945	$ 48,144
FFO attributable to common stockholders	$ 39,267	$ 39,178	$ 33,512	$ 33,686	$ 32,734
FFO attributable to common stockholders per diluted share	$ 0.18	$ 0.18	$ 0.15	$ 0.15	$ 0.15
AFFO attributable to common stockholders	$ 36,143	$ 35,208	$ 28,972	$ 29,556	$ 28,518
AFFO attributable to common stockholders per diluted share	$ 0.16	$ 0.16	$ 0.13	$ 0.13	$ 0.13
Weighted average shares outstanding - diluted	223,420,969	222,475,926	221,406,461	221,029,409	221,570,975

Portfolio Metrics

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Number of properties[1]	153	153	153	152	153
Rentable square feet (in thousands)	8,542	8,480	8,659	8,625	8,696
Weighted average rent escalation	2.4%	2.4%	2.4%	2.5%	2.6%
Weighted average occupancy	93.3%	93.0%	94.1%	93.7%	94.7%
Weighted average remaining lease term	9.4 years	9.6 years	9.5 years	9.6 years	9.9 years

(1) Includes development property.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

3 | Page

Sila realty trust

Q1 2021

Financial Statistics and Ratios

(dollars in thousands, except per share amounts)

Adjusted Interest Coverage Ratio

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Interest expense, adjusted	$ 13,208	$ 13,886	$ 13,768	$ 14,418	$ 15,410
EBITDA	40,979	52,472	46,797	50,588	48,053
Adjusted interest coverage ratio	3.1 x	3.8 x	3.4 x	3.5 x	3.1 x

Net Debt Ratios

	As of				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Principal debt outstanding	$ 1,390,298	$ 1,391,422	$ 1,437,523	$ 1,393,602	$ 1,459,575
Less: cash and cash equivalents	51,039	53,174	75,505	74,782	150,476
Net debt	1,339,259	1,338,248	1,362,018	1,318,820	1,309,099
EBITDAre annualized[1]	205,624	208,168	187,260	191,780	192,576
Net debt to EBITDAre ratio	6.5 x	6.4 x	7.3 x	6.9 x	6.8 x
Net debt	$ 1,339,259	$ 1,338,248	$ 1,362,018	$ 1,318,820	$ 1,309,099
Fair market value of real estate investments	3,259,303	3,256,885	3,237,009	3,219,172	3,249,982
Net debt leverage ratio	41.1 %	41.1 %	42.1 %	41.0 %	40.3 %

Financial Metrics

	March 31, 2021
Net debt leverage ratio	41.1 %
Net debt to EBITDAre ratio	6.5 x
Adjusted interest coverage ratio	3.1 x
Liquidity[2]	$ 245,788

Other Key Metrics

	March 31, 2021
Total real estate investment	$ 3,149,390
Net asset value per share[3]	$ 8.69
Class A annualized distribution per share	$ 0.50
Class I annualized distribution per share	$ 0.50
Class T annualized distribution per share	$ 0.41
Class T2 annualized distribution per share	$ 0.41

(1) EBITDAre is annualized based on actual quarter EBITDAre.
(2) Liquidity represents cash and cash equivalents of $51.0 million and borrowing base availability on the company's credit facility of $194.7 million as of March 31, 2021.
(3) The estimated net asset value per share was calculated as of September 30, 2020.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

4 | Page

(Unaudited) March 31, 2021 December 31, 2020 ASSETS Real estate: Land $ 335,026 $ 335,678 Buildings and improvements, less accumulated depreciation of $213,573 and $197,134, respectively 2,334,682 2,338,914 Construction in progress 3,324 19,232 Total real estate, net 2,673,032 2,693,824 Cash and cash equivalents 51,039 53,174 Acquired intangible assets, less accumulated amortization of $98,103 and $90,730, respectively 238,000 246,761 Goodwill 39,289 39,529 Right-of-use assets - operating leases 29,332 29,751 Right-of-use assets - finance leases 2,522 2,527 Notes receivable, net 30,678 31,262 Other assets, net 115,406 108,461 Total assets $ 3,179,298 $ 3,205,289 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Notes payable, net of deferred financing costs of $1,579 and $1,805, respectively $ 450,719 $ 451,617 Credit facility, net of deferred financing costs of $5,454 and $5,900, respectively 932,546 932,100 Accounts payable and other liabilities 67,657 80,246 Acquired intangible liabilities, less accumulated amortization of $15,020 and $13,924, respectively 51,464 52,560 Operating lease liabilities 31,898 32,050 Finance lease liabilities 2,844 2,843 Total liabilities 1,537,128 1,551,416 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 235,809,274 and 234,957,801 shares issued, respectively; 222,702,903 and 222,045,522 shares outstanding, respectively 2,227 2,220 Additional paid-in capital 1,989,599 1,983,361 Accumulated distributions in excess of earnings (335,004) (311,264) Accumulated other comprehensive loss (14,652) (20,444) Total stockholders’ equity 1,642,170 1,653,873 Total liabilities and stockholders’ equity $ 3,179,298 $ 3,205,289 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the company's non-GAAP financial and operating metrics. 5 Page Q1 2021

Three Months Ended March 31, 2021 2020 Revenue: Rental revenue $ 67,895 $ 69,185 Expenses: Rental expenses 9,630 11,488 General and administrative expenses 6,623 3,194 Internalization transaction expenses — 494 Asset management fees — 5,956 Depreciation and amortization 25,967 27,065 Impairment loss on real estate 10,423 — Impairment loss on goodwill 240 — Total expenses 52,883 48,197 Income from operations 15,012 20,988 Interest and other expense, net 12,130 15,319 Net income attributable to common stockholders $ 2,882 $ 5,669 Other comprehensive income (loss): Unrealized income (loss) on interest rate swaps, net $ 5,792 $ (20,334) Other comprehensive income (loss) 5,792 (20,334) Comprehensive income (loss) attributable to common stockholders $ 8,674 $ (14,665) Weighted average number of common shares outstanding: Basic 222,481,179 221,540,890 Diluted 223,420,969 221,570,975 Net income per common share attributable to common stockholders: Basic $ 0.01 $ 0.03 Diluted $ 0.01 $ 0.03 Distributions declared per common share $ 0.12 $ 0.12 Condensed Consolidated Statements of Comprehensive Income (Loss) (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. 6 Page Q1 2021

Three Months Ended March 31, 2021 2020 Net income attributable to common stockholders $ 2,882 $ 5,669 Adjustments: Depreciation and amortization1 25,962 27,065 Impairment loss on real estate 10,423 — FFO attributable to common stockholders $ 39,267 $ 32,734 Adjustments: Amortization of intangible assets and liabilities2 (613) (417) Reduction in the carrying amount of right-of-use assets - operating leases and finance lease, net 269 234 Straight-line rent3 (4,626) (5,500) Internalization transaction expenses4 — 494 Amortization of discount of deferred liability 54 — Impairment loss on goodwill5 240 — Amortization of deferred financing costs 996 946 Stock-based compensation 556 27 AFFO attributable to common stockholders $ 36,143 $ 28,518 Weighted average common shares outstanding - basic 222,481,179 221,540,890 Weighted average common shares outstanding - diluted 223,420,969 221,570,975 Net income per common share - basic, diluted $ 0.01 $ 0.03 FFO per common share - basic, diluted $ 0.18 $ 0.15 AFFO per common share - basic, diluted $ 0.16 $ 0.13 (dollars in thousands, except share data and per share amounts) FFO and AFFO See the glossary for a description of the company's non-GAAP financial and operating metrics. 7 Page (1) During the three months ended March 31, 2021 and 2020, the company wrote off in-place lease intangible assets in the amounts of approximately $1.1 million and $1.5 million, respectively, by accelerating the amortization of the acquired intangible assets. (2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, AFFO provides useful supplemental information on the performance of the real estate. During the three months ended March 31, 2020, the company wrote off an above-market lease intangible asset in the amount of approximately $0.3 million, by accelerating the amortization of the acquired intangible asset. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three months ended March 31, 2021, the company wrote off approximately $0.1 million of straight-line rent. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with its analysis of operating performance. (4) Under GAAP, acquisition fees and expenses related to transactions determined to be business combinations are expensed as incurred. Internalization transaction expenses consist primarily of legal fees, as well as fees for other professional and financial advisors incurred in connection with the internalization transaction. The company believes that adjusting for such non-recurring items provides useful supplemental information because such expenses may not be reflective of ongoing operations and aligns with its analysis of operating performance. (5) During the three months ended March 31, 2021, the company wrote off goodwill related to one reporting unit in the amount of approximately $0.2 million, which was originally recognized as a part of the internalization transaction on September 30, 2020, as a result of a business combination. The company believes that adjusting for such non-recurring item provides useful supplemental information because such adjustment may not be reflective of ongoing operations and aligns with its analysis of operating performance. Q1 2021

Three Months Ended March 31, 2021 2020 Net income attributable to common stockholders $ 2,882 $ 5,669 Adjustments: Interest and other expense, net 12,130 15,319 Depreciation and amortization 25,967 27,065 EBITDA $ 40,979 $ 48,053 Impairment loss on real estate 10,423 — Cash deposits interest 4 91 EBITDAre $ 51,406 $ 48,144 EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 8 Page Q1 2021

Sila realty trust
Q1 2021

Net Operating Income (NOI)

(dollars in thousands)

Cash Net Operating Income

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Rental revenue	$ 67,895	$ 69,185
Rental expenses	(9,630)	(11,488)
Net operating income	58,265	57,697
Adjustments:		
Straight-line rent	(4,626)	(5,500)
Reduction in the carrying amount of right-of-use assets - operating ground leases	234	234
Amortization of above- and below-market leases, net	(613)	(417)
Cash NOI	$ 53,260	$ 52,014
Cash NOI margin	78.4 %	75.2 %
Cash NOI yield[1]	6.8 %	6.6 %

Healthcare Cash Net Operating Income

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Rental revenue	$ 42,422	$ 41,426
Rental expenses	(3,214)	(4,339)
Healthcare NOI	39,208	37,087
Adjustments:		
Straight-line rent	(3,409)	(4,024)
Reduction in the carrying amount of right-of-use assets - operating ground leases	124	124
Amortization of above- and below-market leases, net	176	542
Healthcare cash NOI	$ 36,099	$ 33,729
Healthcare cash NOI margin	85.1 %	81.4 %
Healthcare cash NOI yield[1]	6.6 %	6.1 %

Data Center Cash Net Operating Income

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Rental revenue	$ 25,473	$ 27,759
Rental expenses	(6,416)	(7,149)
Data Center NOI	19,057	20,610
Adjustments:		
Straight-line rent	(1,217)	(1,476)
Reduction in the carrying amount of right-of-use assets - operating ground leases	110	110
Amortization of above- and below-market leases, net	(789)	(959)
Data Center cash NOI	$ 17,161	$ 18,285
Data Center cash NOI margin	67.4 %	65.9 %
Data Center cash NOI yield[1]	7.2 %	7.7 %

(1) Calculated using annualized NOI for the three months ended March 31, 2021 and 2020, respectively, to weighted average real estate investment since inception.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

9 | Page

N et O p er at in g In co m e En d o f P erio d O ccu p an cy $37.2 $36.6 $36.5 $38.9 $38.6 96.4% 96.2% 96.2% 96.2% 96.0% 1Q20 2Q20 3Q20 4Q20 1Q21 $0M $8M $16M $24M $32M $40M 40% 50% 60% 70% 80% 90% 100% N et O p er at in g In co m e En d o f P erio d O ccu p an cy $20.6 $20.1 $22.3 $19.4 $19.1 95.9% 95.5% 96.5% 87.8% 88.8% 1Q20 2Q20 3Q20 4Q20 1Q21 $0M $4M $8M $12M $16M $20M $24M 40% 50% 60% 70% 80% 90% 100% 148 Properties1 119 Properties1 29 Properties1 Healthcare Same Store NOI and Occupancy Data Center Same Store NOI and Occupancy Total Same Store NOI and Occupancy Same Store NOI and Occupancy Trends See the glossary for a description of the company's non-GAAP financial and operating metrics. 10 Page (1) Each quarter's results are based on properties owned and operated as of January 1, 2020. Q1 2021 N et O p er at in g In co m e En d o f P erio d O ccu p an cy $57.8 $56.7 $58.8 $58.3 $57.7 96.2% 95.9% 96.3% 92.9% 93.2% 1Q20 2Q20 3Q20 4Q20 1Q21 $0M $12M $24M $36M $48M $60M 40% 50% 60% 70% 80% 90% 100%

Sila realty trust
Q1 2021

Debt

(dollars in millions)

Unsecured Credit Facility Key Covenants

	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	46.4 %
Ratio of secured indebtedness to total gross asset value	≤ 40.0%	15.1 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.75x	3.82x
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 2.00x	4.84x

The table above includes a summary of key financial covenants for the company's unsecured credit facility, as defined and calculated per the terms of the facility's credit agreement. These calculations, which are not based on GAAP measurements, are presented to investors to show that the company is in compliance with the covenants and are not measures of the company's liquidity or performance.

Debt Summary

Fixed rate debt	Amount	Rate[1]	% of Total
Notes payable, fixed through interest rate swaps	$ 234.2	4.5 %	16.8 %
Notes payable	218.1	4.3 %	15.7 %
Credit facility term loans, fixed through interest rate swaps	400.0	3.8 %	28.8 %
Total fixed rate debt	852.3	4.1 %	61.3 %
Variable rate debt[2]			
Revolving line of credit	138.0	2.4 %	9.9 %
Credit facility term loans	400.0	2.4 %	28.8 %
Total variable rate debt	538.0	2.4 %	38.7 %
Total principal debt	$ 1,390.3	3.4 %	100.0 %

Debt Maturities[3]


$600M
$500M
$400M
$300M
$200M
$100M
$0M
$141.5
$301.1
$280.0
$544.9
$105.4
2021
2022
2023
2024
2025
2026+
Notes Payable - Fixed
Notes Payable - Fixed Through Swaps
Credit Facility Revolver - Variable 4
Credit Facility Term Loan - Fixed Through Swaps
Credit Facility Term Loan - Variable

(1) Weighted average interest rate as of March 31, 2021.
(2) LIBOR plus an applicable margin based on the company's debt agreements.
(3) Excludes principal amortization payments.
(4) The revolving line of credit has a maturity date of April 27, 2022, subject to the company's right for one 12-month extension period.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

11 | Page

Acquisitions and Dispositions See the glossary for a description of the company's non-GAAP financial and operating metrics. 12 Page Q1 2021 During the three months ended March 31, 2021, the Company did not have any acquisitions or dispositions.

Property Map (as of March 31, 2021) See the glossary for a description of the company's non-GAAP financial and operating metrics. 13 Page Q1 2021

Sila realty trust
Q1 2021

Real Estate Diversification: Healthcare

Total Healthcare Statistics

	As of March 31, 2021	As of March 31, 2020
Rentable square feet	5,244,077	5,398,315
Number of properties[4]	124	124
Weighted average annualized base rent per leased square foot	$29.30	$27.93
Weighted average remaining lease term	10.2 years	11.1 years
Weighted average occupancy	96.1 %	94.0 %

Top 10 Healthcare Markets[1,2]


Houston
10.6%
Dallas
8.2%
Oklahoma City
6.9%
San Antonio
5.6%
Philadelphia
4.9%
Akron
4.3%
Riverside
3.5%
Austin
2.9%
Cincinnati
2.7%
Lubbock
2.4%

Top 10 Healthcare Markets[1]

	As of March 31, 2021		As of March 31, 2020	
	Rentable Square Feet	% Leased[3]	Rentable Square Feet	% Leased[3]
Houston	593,111	84.1 %	593,111	84.1 %
Dallas	373,990	83.6 %	561,621	64.3 %
Oklahoma City	433,513	100.0 %	433,513	100.0 %
San Antonio	293,782	100.0 %	376,098	97.1 %
Philadelphia	122,356	100.0 %	122,356	100.0 %
Akron	191,269	100.0 %	191,269	100.0 %
Riverside	73,643	100.0 %	73,643	100.0 %
Austin	125,271	100.0 %	125,271	100.0 %
Cincinnati	237,496	100.0 %	237,496	100.0 %
Lubbock	102,143	100.0 %	102,143	100.0 %
Total	2,546,574	93.9 %	2,816,521	89.2 %

(1) Based on annualized March 2021 base rent.
(2) Represents each market's annualized March 2021 base rent as a percentage of total market annualized March 2021 base rent.
(3) Weighted average occupancy based on rentable square feet.
(4) Includes development property.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

14 | Page

Q1 2021

Real Estate Diversification: Healthcare

Healthcare Lease Expirations


$90M
$75M
$60M
$45M
$30M
$15M
$0M
Annualized Base Rent
2.7M
2.4M
2.1M
1.8M
1.5M
1.2M
0.9M
0.6M
0.3M
0.0M
Square Feet
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
Annualized Base Rent (March 2021)
Expiring Leased Square Feet

Tenant Diversification[1,2]


Post Acute Medical, LLC and affiliates 16.0%
Baylor Scott and White Health 8.3%
Board of Regents of the Univ. of Texas System 7.6%
Select Medical Corporation 6.7%
Confidential Healthcare Tenant #11 6.6%
Confidential Healthcare Tenant #10 6.1%
Genesis Care Pty Ltd 5.8%
Surgery Partners, Inc. 4.7%
Confidential Healthcare Tenant #4 3.5%
Confidential Healthcare Tenant #3 2.9%

Property Diversification[1]


Medical Office Building
Inpatient Rehabilitation Facility
Acute Care Hospital
Long-Term Acute Care Hospital
Other
35.8%
23.4%
27.0%
12.2%
1.6%

Healthcare Single/Multi-Tenant Breakdown[3]


Number of Properties[4]
89.3%
10.7%
Annualized Base Rent (March 2021)
91.3%
8.7%
Single Tenant
Multi-Tenant

(1) Based on annualized March 2021 base rent.
(2) Includes tenants under common control.
(3) Excludes vacant properties.
(4) Includes development property.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

15 | Page

Q1 2021

Real Estate Diversification: Data Centers

Total Data Center Statistics

	As of March 31, 2021	As of March 31, 2020
Rentable square feet	3,297,624	3,297,624
Number of properties	29	29
Weighted average annualized base rent per leased square foot	$25.78	$25.09
Weighted average remaining lease term	8.0 years	7.9 years
Weighted average occupancy	88.8 %	95.9 %

Top 10 Data Center Markets[1,2]



Atlanta 22.1%
Sacramento 9.2%
Washington, D.C. 8.6%
San Jose 8.1%
Los Angeles 7.4%
Houston 7.2%
Bridgeport 5.2%
Oklahoma City 4.7%
Chicago 4.4%
Boston 3.8%

Top 10 Data Center Markets[1]

	As of March 31, 2021		As of March 31, 2020	
	Rentable Square Feet	% Leased[3]	Rentable Square Feet	% Leased[3]
Atlanta	1,074,570	69.1 %	1,074,570	89.8 %
Sacramento	132,839	82.4 %	132,839	82.4 %
Washington D.C.	131,331	97.3 %	131,331	97.3 %
San Jose	152,983	100.0 %	152,983	100.0 %
Los Angeles	288,000	100.0 %	288,000	100.0 %
Houston	103,200	100.0 %	103,200	100.0 %
Bridgeport	167,691	100.0 %	167,691	100.0 %
Oklahoma City	92,456	100.0 %	92,456	100.0 %
Chicago	181,097	100.0 %	181,097	100.0 %
Boston	153,000	100.0 %	153,000	100.0 %
Total	2,477,167	85.5 %	2,477,167	94.5 %

(1) Based on annualized March 2021 base rent.
(2) Represents each market's annualized March 2021 base rent as a percentage of total market annualized March 2021 base rent.
(3) Weighted average occupancy based on rentable square feet.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

16 | Page

Sila realty trust
Q1 2021

Real Estate Diversification: Data Centers

Data Center Lease Expirations


$20M
$15M
$10M
$5M
$0M
Annualized Base Rent
0.8M
0.6M
0.4M
0.2M
0.0M
Square Feet
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
Annualized Base Rent (March 2021)
Expiring Leased Square Feet

Tenant Diversification[1,2]


Dawn Acquisitions, LLC 11.9%
Lumen Technologies, Inc. 11.5%
BP p.l.c. 7.2%
Hi Technology Corp 6.6%
Sungard AS New Holdings, LLC 6.6%
Confidential Data Center Tenant #3 6.4%
CyrusOne, Inc. 5.2%
Ensono, LP 4.9%
Confidential Data Center Tenant #2 4.7%
Internap Network Services Corporation 4.7%

Property Diversification[1]


Enterprise
Wholesale
Colocation
16.7%
24.7%
58.6%

Data Center Single/Multi-Tenant Breakdown


Number of Properties
86.2%
13.8%
Annualized Base Rent (March 2021)
69.5%
30.5%
Single Tenant
Multi-Tenant

(1) Based on annualized March 2021 base rent.
(2) Includes tenants under common control.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

17 | Page

Sila realty trust
Q1 2021

Real Estate Diversification: Total Portfolio

Total Portfolio Statistics

	As of March 31, 2021	As of March 31, 2020
Rentable square feet	8,541,701	8,695,939
Number of properties[4]	153	153
Weighted average annualized base rent per leased square foot	$28.01	$26.84
Weighted average remaining lease term	9.4 years	9.9 years
Weighted average occupancy	93.3 %	94.7 %

Top 10 Total Markets[1,2]


Houston
9.5%
Atlanta
7.5%
Oklahoma City
6.2%
Dallas
5.4%
Philadelphia
3.8%
San Antonio
3.7%
Sacramento
3.1%
Los Angeles
2.9%
Washington, D.C.
2.9%
Akron
2.9%

Top 10 Total Markets[1]

	As of March 31, 2021		As of March 31, 2020	
	Rentable Square Feet	% Leased[3]	Rentable Square Feet	% Leased[3]
Houston	696,311	86.5 %	696,311	86.5 %
Atlanta	1,074,570	69.1 %	1,074,570	89.8 %
Oklahoma City	525,969	100.0 %	525,969	100.0 %
Dallas	373,990	83.6 %	561,621	64.3 %
Philadelphia	172,356	100.0 %	172,356	100.0 %
San Antonio	293,782	100.0 %	376,098	97.1 %
Sacramento	132,839	82.4 %	132,839	82.4 %
Los Angeles	300,163	100.0 %	300,163	100.0 %
Washington D.C.	131,331	97.3 %	131,331	97.3 %
Akron	191,269	100.0 %	191,269	100.0 %
Total	3,892,580	86.8 %	4,162,527	89.4 %

(1) Based on annualized March 2021 base rent.
(2) Represents each market's annualized March 2021 base rent as a percentage of total market annualized March 2021 base rent.
(3) Weighted average occupancy based on rentable square feet.
(4) Includes development property.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

18 | Page

Sila realty trust
Q1 2021

Real Estate Diversification: Total Portfolio

Total Portfolio Lease Expirations


Annualized Base Rent
$120M
$105M
$90M
$75M
$60M
$45M
$30M
$15M
$0M
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
4.0M
3.0M
2.0M
1.0M
0.0M
Square Feet
Annualized Base Rent (March 2021)
Expiring Leased Square Feet

Tenant Diversification[1,2]


Post Acute Medical, LLC and affiliates 10.6%
Baylor Scott and White Health 5.5%
Board of Regents of the Univ. of Texas System 5.0%
Select Medical Holdings Corporation 4.4%
Confidential Healthcare Tenant #11 4.4%
Confidential Healthcare Tenant #10 4.0%
Dawn Acquisitions, LLC 4.0%
Lumen Technologies, Inc. 3.9%
Genesis Care Pty Ltd 3.9%
Surgery Partners, Inc. 3.1%

Property Diversification[1]


Data Center
Healthcare
33.8%
66.2%

Tenant Credit Concentrations[3,4]


Investment Grade Rated Tenant/ Guarantor
Non-Investment Grade Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner
17.5%
15.6%
49.4%
17.5%

Total Single/Multi-Tenant Breakdown[5]


Number of Properties[6]
88.7%
11.3%
Annualized Base Rent (March 2021)
83.9%
16.1%
Single Tenant
Multi-Tenant

(1) Based on annualized March 2021 base rent.
(2) Includes tenants under common control.
(3) Based on rental revenue for the three months ended March 31, 2021.
(4) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(5) Excludes vacant properties.
(6) Includes development property.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

19 | Page

Sila realty trust
Q1 2021

Portfolio: Healthcare

Healthcare Properties

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Office Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Office Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Office Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,275	10/4/2019	100.0 %	Medical Office Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Long-Term Acute Care Hospital
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	100.0 %	Long-Term Acute Care Hospital
Bremerton	Silverdale Healthcare Facility	WA	25,892	8/25/2017	100.0 %	Medical Office Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Office Building
Brownsville	Harlingen Healthcare Facility	TX	38,111	10/4/2019	100.0 %	Medical Office Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility II	OH	139,428	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Office Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Office Building
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Office Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Acute Care Hospital
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Acute Care Hospital
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Office Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Office Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Dallas	Grapevine Healthcare Facility	TX	61,400	10/4/2019	— %	Long-Term Acute Care Hospital
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Office Building
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Office Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Office Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.
20 | Page

Sila realty trust
Q1 2021

Portfolio: Healthcare (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Office Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Office Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Acute Care Hospital
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility	FL	32,148	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility II	FL	47,089	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Office Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	107,781	12/7/2016	76.1 %	Medical Office Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Office Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Office Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Office Building
Green Bay	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Office Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Office Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Acute Care Hospital
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Office Building
Houston	Houston Healthcare Facility II	TX	102,369	6/30/2015	8.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Office Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Other
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Houston	Webster Healthcare Facility II	TX	373,070	10/4/2019	100.0 %	Acute Care Hospital
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Office Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Acute Care Hospital
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Office Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Office Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Office Building
Lexington	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Office Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.

21 | Page

Sila realty trust
Q1 2021

Portfolio: Healthcare (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,154	8/16/2019	100.0 %	Medical Office Building
Little Rock	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Office Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Office Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Acute Care Hospital
Martinsburg	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Office Building
New Orleans	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Office Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Office Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Other
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Office Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Philadelphia	Wyomissing Healthcare Facility	PA	33,217	7/24/2015	100.0 %	Acute Care Hospital
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Office Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Office Building
Providence	New Bedford Healthcare Facility	MA	70,657	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Office Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Office Building
Riverside	Yucca Valley Healthcare Facility	CA	12,240	10/4/2019	100.0 %	Medical Office Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Office Building
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Long-Term Acute Care Hospital
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	100.0 %	Medical Office Building
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.
22 | Page

Sila realty trust

Q1 2021

Portfolio: Healthcare (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Office Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Acute Care Hospital
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Office Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
St. Louis	St. Louis Healthcare Facility	MO	21,823	10/4/2019	— %	Medical Office Building
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility IV[1]	AZ	—	12/22/2020	— %	Medical Office Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Office Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Office Building

(1) Tucson Healthcare Facility IV is a development property that the company expects will be approximately 44,686 rentable square feet, with 86% occupancy at anticipated lease commencement in 2022.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

23 | Page

Sila realty trust

Q1 2021

Portfolio: Data Centers

Data Center Properties

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Atlanta	Alpharetta Data Center	GA	77,322	2/2/2016	100.0 %	Colocation
Atlanta	Atlanta Data Center	GA	997,248	6/15/2017	66.7 %	Wholesale
Boston	Andover Data Center	MA	153,000	11/8/2016	100.0 %	Colocation
Bridgeport	Norwalk Data Center	CT	167,691	3/30/2017	100.0 %	Colocation
Canton	Canton Data Center	OH	29,960	10/3/2018	100.0 %	Colocation
Charlotte	Charlotte Data Center	NC	52,924	5/15/2017	100.0 %	Colocation
Chicago	Chicago Data Center	IL	115,352	12/28/2016	100.0 %	Colocation
Chicago	Elgin Data Center	IL	65,745	12/22/2017	100.0 %	Colocation
Cincinnati	Cincinnati Data Center	OH	69,826	6/30/2017	100.0 %	Enterprise
Columbia	Blythewood Data Center	SC	64,637	12/29/2016	100.0 %	Colocation
Flint	Flint Data Center	MI	32,500	2/2/2016	100.0 %	Colocation
Houston	Houston Data Center	TX	103,200	11/16/2017	100.0 %	Enterprise
Indianapolis	Indianapolis Data Center	IN	43,724	4/1/2015	100.0 %	Colocation
Los Angeles	Hawthorne Data Center	CA	288,000	9/27/2016	100.0 %	Colocation
Minneapolis	Eagan Data Center	MN	87,402	6/29/2015	100.0 %	Enterprise
Minneapolis	Minnetonka Data Center	MN	135,240	8/28/2015	91.9 %	Colocation
Nashville	Franklin Data Center	TN	71,726	3/31/2016	100.0 %	Colocation
New York City	Somerset Data Center	NJ	36,118	6/29/2016	100.0 %	Colocation
Oklahoma City	Oklahoma City Data Center	OK	92,456	12/27/2017	100.0 %	Colocation
Philadelphia	King of Prussia Data Center	PA	50,000	9/28/2017	100.0 %	Enterprise
Phoenix	Tempe Data Center	AZ	44,244	1/26/2017	100.0 %	Enterprise
Phoenix	Tempe Data Center II	AZ	58,560	9/29/2017	100.0 %	Colocation
Sacramento	Rancho Cordova Data Center	CA	69,048	3/14/2018	100.0 %	Colocation
Sacramento	Rancho Cordova Data Center II	CA	63,791	3/14/2018	63.3 %	Wholesale
San Jose	San Jose Data Center	CA	76,410	6/13/2018	100.0 %	Enterprise
San Jose	Sunnyvale Data Center	CA	76,573	6/28/2017	100.0 %	Colocation
Waco	Waco Data Center	TX	43,596	12/30/2015	100.0 %	Colocation
Washington, D.C.	McLean Data Center	VA	69,329	10/17/2016	94.9 %	Colocation
Washington, D.C.	McLean Data Center II	VA	62,002	10/17/2016	100.0 %	Colocation

See the glossary for a description of the company's non-GAAP financial and operating metrics.

24 | Page

Sila realty trust
Q1 2021

Glossary

Annualized Base Rent

is the sum of each tenant's base rent in the last month of the period multiplied by twelve, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

are non-GAAP, supplemental performance measures defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from the disposition of property. EBITDA and EBITDAre are definitions promulgated by the National Association of Real Estate Investment Trusts (NAREIT). Each of these metrics are important indicators of the company's operating performance.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income attributable to common stockholders	$ 2,882	$ 14,748	$ 5,264	$ 11,095	$ 5,669
Adjustments:					
Interest and other expense, net	12,130	12,849	13,284	14,199	15,319
Depreciation and amortization	25,967	24,875	28,249	25,294	27,065
EBITDA	$ 40,979	$ 52,472	$ 46,797	$ 50,588	$ 48,053
Gain on real estate dispositions	—	(439)	—	(2,703)	—
Impairment loss on real estate	10,423	—	—	—	—
Cash deposits interest	4	9	18	60	91
EBITDAre	$ 51,406	$ 52,042	$ 46,815	$ 47,945	$ 48,144

Fair Market Value of Real Estate Investments

is determined as fair market value of real estate-related investments calculated as of the date of the then current NAV (as defined below) plus total aggregate cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) are non-GAAP financial measures. FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the company does, making comparisons less meaningful. In addition to FFO, the company uses AFFO as a supplemental financial performance measure because it provides to stakeholders a more complete understanding of the company's sustainable performance. AFFO is a metric used by management to evaluate the company's dividend policy. The company calculates AFFO, a non-GAAP measure, by further adjusting FFO for the following items included in the determination of GAAP net income: straight-line rent, impairment loss on goodwill, amortization of above- and below-market leases, along with the net of right-of-use assets- operating leases and right-of-use assets- finance lease, resulting from above-and below-market leases, acquisition expenses in connection with business combination transactions, discount amortization related to the deferred liability in connection with the internalization transaction, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the company's AFFO may not be comparable to other REITs.

FFO and AFFO should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operating performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to GAAP in calculating FFO and AFFO.

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Sila realty trust

Q1 2021

Glossary

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income attributable to common stockholders	$ 2,882	$ 14,748	$ 5,264	$ 11,095	$ 5,669
Adjustments:					
Depreciation and amortization[1]	25,962	24,869	28,248	25,294	27,065
Gain on real estate dispositions	—	(439)	—	(2,703)	—
Impairment loss on real estate	10,423	—	—	—	—
FFO attributable to common stockholders	$ 39,267	$ 39,178	$ 33,512	$ 33,686	$ 32,734
Adjustments:					
Amortization of intangible assets and liabilities[2]	(613)	(613)	(2,810)	(840)	(417)
Reduction in the carrying amount of right-of-use assets - operating leases and finance lease, net	269	268	235	233	234
Straight-line rent[3]	(4,626)	(5,015)	(5,235)	(5,411)	(5,500)
Internalization transaction expenses[4]	—	—	2,235	911	494
Amortization of discount of deferred liability	54	54	—	—	—
Impairment loss on goodwill	240	—	—	—	—
Amortization of deferred financing costs	996	1,001	990	947	946
Stock-based compensation	556	335	45	30	27
AFFO attributable to common stockholders	$ 36,143	$ 35,208	$ 28,972	$ 29,556	$ 28,518

(1) During the three months ended March 31, 2021 and 2020, the company wrote off in-place lease intangible assets in the amounts of approximately $1.1 million and $1.5 million, respectively, by accelerating the amortization of the acquired intangible assets.

(2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, AFFO provides useful supplemental information on the performance of the real estate. During the three months ended March 31, 2020, the company wrote off an above-market lease intangible asset in the amount of approximately $0.3 million, by accelerating the amortization of the acquired intangible asset.

(3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three months ended March 31, 2021, the company wrote off approximately $0.1 million of straight-line rent. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with its analysis of operating performance.

(4) Under GAAP, acquisition fees and expenses related to transactions determined to be business combinations are expensed as incurred. Internalization transaction expenses consist primarily of legal fees, as well as fees for other professional and financial advisors incurred in connection with the internalization transaction. The company believes that adjusting for such non-recurring items provides useful supplemental information because such expenses may not be reflective of ongoing operations and aligns with its analysis of operating performance.

(5) During the three months ended March 31, 2021, the company wrote off goodwill related to one reporting unit in the amount of approximately $0.2 million, which was originally recognized as a part of the internalization transaction on September 30, 2020, as a result of a business combination. The company believes that adjusting for such non-recurring item provides useful supplemental information because such adjustment may not be reflective of ongoing operations and aligns with its analysis of operating performance.

Interest Expense, Adjusted

is a non-GAAP measure that represents interest and other expense, net, as reported on the condensed consolidated statement of comprehensive income (loss), adjusted for cash deposits interest, other income, notes receivable interest income and amortization of origination fee. This metric provides useful information to investors because it is used for the calculation of adjusted interest coverage ratio.

The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Interest and other expense, net	$ 12,130	$ 12,849	$ 13,284	$ 14,199	$ 15,319
Cash deposits interest	4	9	18	60	91
Other income	652	597	35	—	—
Notes receivable interest income	490	501	501	185	—
Amortization of origination fee	(68)	(70)	(70)	(26)	—
Interest expense, adjusted	$ 13,208	$ 13,886	$ 13,768	$ 14,418	$ 15,410

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Sila realty trust
Q1 2021

Glossary

Liquidity

is a non-GAAP financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the company's credit facility at the end of the period. This metric provides useful information to investors and management when examining the company's financing and investing decisions.

Net Asset Value (NAV)

is determined by the Board of Directors, at the recommendation of the company's audit committee, and based on the estimated value of the company's assets, less the estimated value of the company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC.

Net Debt

is defined as principal debt outstanding less cash and cash equivalents. Net Debt provides useful information to investors and management by calculating and monitoring the company's leverage ratio.

The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Notes payable, net	$ 450,719	$ 451,617	$ 452,496	$ 453,562	$ 454,305
Credit facility, net	932,546	932,100	976,657	931,440	996,043
Total debt, net	1,383,265	1,383,717	1,429,153	1,385,002	1,450,348
Deferred financing costs, net	7,033	7,705	8,370	8,600	9,227
Principal debt outstanding	1,390,298	1,391,422	1,437,523	1,393,602	1,459,575
Less: cash and cash equivalents	51,039	53,174	75,505	74,782	150,476
Net debt	$ 1,339,259	$ 1,338,248	$ 1,362,018	$ 1,318,820	$ 1,309,099

Net Operating Income (NOI) and Cash NOI

are non-GAAP financial measures. NOI is defined as rental revenues, less rental expenses on an accrual basis, excluding depreciation and amortization, general and administrative expenses, internalization transaction expenses, asset management fees, impairment loss on real estate, impairment loss on goodwill and interest and other expense, net. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent, amortization of above-market intangible lease assets and below-market lease intangible liabilities and the reduction in the carrying amount of right-of-use assets - operating ground leases, and is used to evaluate the cash-based performance of the company's real estate portfolio. The company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be examined in conjunction with net income as presented in the consolidated financial statements included on the company's Annual Report on Form 10-K filed with the SEC on March 24, 2021.

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Occupancy is a weighted average calculation of the portfolio’s occupancy based on rentable square feet. Three Months Ended March 31, 2021 2020 Healthcare: Healthcare rental revenue $ 42,422 $ 41,426 Healthcare rental expense (3,214) (4,339) Healthcare NOI 39,208 37,087 Data Centers: Data Center rental revenue 25,473 27,759 Data Center rental expense (6,416) (7,149) Data Center NOI 19,057 20,610 Total NOI 58,265 57,697 Straight-line rent (4,626) (5,500) Amortization of above- and below-market leases, net (613) (417) Reduction in the carrying amount of right-of-use assets - operating ground leases 234 234 Cash NOI 53,260 52,014 General and administrative expenses (6,623) (3,194) Internalization transaction expenses — (494) Asset management fees — (5,956) Depreciation and amortization (25,967) (27,065) Impairment loss on real estate (10,423) — Impairment loss on goodwill (240) — Interest and other expense, net (12,130) (15,319) Straight-line rent 4,626 5,500 Amortization of above- and below-market leases, net 613 417 Reduction in the carrying amount of right-of-use assets - operating ground leases (234) (234) Net income attributable to common stockholders $ 2,882 $ 5,669 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Healthcare NOI, Data Center NOI, Total NOI and Cash NOI, for the following periods (amounts in thousands): Remaining Lease Term is a weighted average calculation of the portfolio’s remaining lease term based on leased square feet. Rent Escalation is a weighted average calculation of the portfolio’s rent escalations based on leased square feet. Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions on net income. Glossary 28 Page Q1 2021

Sila realty trust

Q1 2021

Glossary

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Healthcare same store NOI, Data Center same store NOI and Total same store NOI for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Healthcare:					
Healthcare same store rental revenue	$ 41,538	$ 41,369	$ 40,537	$ 40,351	$ 40,895
Healthcare same store rental expense	(2,972)	(2,449)	(4,036)	(3,712)	(3,686)
Healthcare same store NOI	38,566	38,920	36,501	36,639	37,209
Data Centers:					
Data Center same store rental revenue	25,473	25,907	29,945	27,144	27,759
Data Center same store rental expense	(6,416)	(6,507)	(7,663)	(7,027)	(7,149)
Data Center same store NOI	19,057	19,400	22,282	20,117	20,610
Total same store NOI	57,623	58,320	58,783	56,756	57,819
Non-same store rental revenue	884	533	185	1,380	531
Non-same store rental expense	(242)	(99)	(369)	(183)	(653)
General and administrative expenses	(6,623)	(6,721)	(3,578)	(3,188)	(3,194)
Internalization transaction expenses	—	—	(2,235)	(911)	(494)
Asset management fees	—	—	(5,989)	(5,969)	(5,956)
Depreciation and amortization	(25,967)	(24,875)	(28,249)	(25,294)	(27,065)
Impairment loss on real estate	(10,423)	—	—	—	—
Impairment loss on goodwill	(240)	—	—	—	—
Gain on real estate dispositions	—	439	—	2,703	—
Interest and other expense, net	(12,130)	(12,849)	(13,284)	(14,199)	(15,319)
Net income attributable to common stockholders	$ 2,882	$ 14,748	$ 5,264	$ 11,095	$ 5,669

Total Real Estate Investment

is based on aggregate contract purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for cost basis property dispositions over such period.

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